UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2008

Louisiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-33573	20-8715162
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana		70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 834-1190

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On November 3, 2008, Louisiana Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended September 30, 2008.

For additional information, reference is made to the Company’s press release dated November 3, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)– (d)  Not applicable.

(e)           On October 28, 2008, certain amendments to each of the following agreements and plans were approved by the Compensation Committee and the Board of Directors of Louisiana Bancorp, Inc. (the “Company”) and/or its wholly owned subsidiary, Bank of New Orleans (the “Bank”), as applicable.

•	Amended and Restated Employment Agreement by and between Louisiana Bancorp, Inc. and Lawrence J. LeBon, III;

•	Amended and Restated Employment Agreement by and between Louisiana Bancorp, Inc. and John LeBlanc;

•	Amended and Restated Employment Agreement by and between Bank of New Orleans, and Lawrence J. LeBon, III;

•	Amended and Restated Employment Agreement between Bank of New Orleans and John LeBlanc;

•	Bank of New Orleans Amended and Restated Directors’ Nonqualified deferred Compensation Plan;

•	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and Lawrence J. LeBon, III; and

•	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and John LeBlanc.

The above-listed agreements and plans were amended in order to comply with the final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code, as amended (the “Code”).  The amendments neither improve nor increase the benefits participants are entitled to receive under the terms of such plans and agreements nor increase the expense of such plans and agreements to the Company and/or the Bank.

For additional information, reference is made to the agreements and plans which are included herein as Exhibits 10.1 through 10.7, respectively, and incorporated herein by reference.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description
10.1	Amended and Restated Employment Agreement by and between Louisiana Bancorp, Inc. and Lawrence J. LeBon, III
10.2	Amended and Restated Employment Agreement by and between Louisiana Bancorp, Inc. and John LeBlanc
10.3	Amended and Restated Employment Agreement by and between Bank of New Orleans, and Lawrence J. LeBon, III
10.4	Amended and Restated Employment Agreement between Bank of New Orleans and John LeBlanc
10.5	Bank of New Orleans Amended and Restated Directors’ Nonqualified Deferred Compensation Plan
10.6	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and Lawrence J. LeBon, III
10.7	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and John LeBlanc
99.1	Press release, dated November 3, 2008

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA BANCORP, INC.

Date: November 3, 2008	By:	/s/Lawrence J. LeBon, III
Lawrence J. LeBon, III
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
10.1	Amended and Restated Employment Agreement by and between Louisiana Bancorp, Inc. and Lawrence J. LeBon, III
10.2	Amended and Restated Employment Agreement by and between Louisiana Bancorp, Inc. and John LeBlanc
10.3	Amended and Restated Employment Agreement by and between Bank of New Orleans, and Lawrence J. LeBon, III
10.4	Amended and Restated Employment Agreement between Bank of New Orleans and John LeBlanc
10.5	Bank of New Orleans Amended and Restated Directors’ Nonqualified Deferred Compensation Plan
10.6	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and Lawrence J. LeBon, III
10.7	Amended and Restated Supplemental Executive Retirement Agreement by and between Bank of New Orleans and John LeBlanc
99.1	Press release, dated November 3, 2008